Exhibit 3.7

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “BAKERCORP” AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF INCORPORATION, FILED THE THIRTEENTH DAY OF SEPTEMBER, A.D. 1996, AT 6 O’CLOCK P.M. CERTIFICATE OF AMENDMENT, FILED THE SEVENTH DAY OF OCTOBER, A .D. 1996, AT 7 0’CLOCK P.M. CERTIFICATE OF MERGER, CHANGING ITS NAME FROM “HYATT TANKS, INC.” TO “BAKER TANKS, INC.”, FILED THE EIGHTH DAY OF OCTOBER, A.D. 1996, AT 8:30 O’CLOCK A.M.

CERTIFICATE OF OWNERSHIP, FILED THE EIGHTH DAY OF DECEMBER, A.D. 2003, AT 5:26 O’CLOCK P.M.

CERTIFICATE OF MERGER, FILED THE THIRTIETH DAY OF JANUARY, A.D. 2004, AT 1:53 O’CLOCK P.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “BAKER TANKS, INC.” TO “BAKERCORP”, FILED THE THIRTIETH DAY OF MARCH, A.D. 200 7, AT 2: 16 0’CLOCK P.M.

CERTIFICATE OF OWNERSHIP, FILED THE THIRTIETH DAY OF MARCH,

Jeffrey W. Bullock, Secretary of State
2662911 8100H 100161598	AUTHENTICATION: 7820798

DATE: 02-18-10
You may verify this certificate online at corp.delaware.gov/authver.shtml

Delaware

The First State

A.D. 2007, AT 2:22 O’CLOCK P.M.

CERTIFICATE OF OWNERSHIP, FILED THE THIRTIETH DAY OF MARCH, A.D. 2007, AT 2:23 O’CLOCK P.M.

CERTIFICATE OF OWNERSHIP, FILED THE THIRD DAY OF APRIL, A.D. 2008, AT 5:51 O’CLOCK P.M.

CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE TWELFTH DAY OF MAY, A.D. 2008, AT 8:33 O’CLOCK A.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION, “BAKERCORP”.

Jeffrey W. Bullock, Secretary of State
2662911 8100H 100161598	AUTHENTICATION: 7820798

DATE: 02-18-10
You may verify this certificate online at corp.delaware.gov/authver.shtml

STATE OF DELAWARE

CERTIFICATE OF INCORPORATION

OF

HYATT TANKS, INC.

FIRST: The name of the corporation (hereinafter referred to as the “Corporation”) is: Hyatt Tanks, Inc.

SECOND: The registered office of the Corporation in the State of Delaware is located at 1209 Orange Street in the city of Wilmington, county of New Castle, zip code 19801. The name of its registered agent at such address is The Corporation Trust Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the general corporation law of the State of Delaware.

FOURTH: The total authorized capital stock of this Corporation is One Hundred Dollars and No Cents ($100.00), divided into one thousand (1,000) shares of common stock with a par value of $.01 per share.

FIFTH: The name and address of the Incorporator is as follows:

Michele T. Blay

LATHAM & WATKINS

233 S. Wacker

SearsTower

Suite 5800

Chicago, IL 60606

SIXTH: The names and mailing addresses of the directors of the corporation are:

Harold S. Handelsman	200 W. Madison, Suite 3900, Chicago, IL 60606
Mark S. Hoplamazian	200 W. Madison, Suite 3900, Chicago, IL 60606
Kenneth R. Posner	200 W. Madison, Suite 3900, Chicago, IL 60606

I, the Undersigned, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this 13th day of September 1996.

Incorporator

Michele T. Blay

DIVISION OF CORPORATIONS

FILED 07:00 PM 10/07/1996

960291612- 2662911

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

HYATT TANKS, INC.

The undersigned, being all the Directors of HYATT TANKS. INC., (the “Corporation”), a corporation, organized and existing under the laws of the State of Delaware, hereby certify as follows:

1. That this amendment has been duly adopted in accordance with the provisions of Section 241 of the General Corporation Law of the State of Delaware.

2. That the Corporation has not received any payment for any of its stock.

3. That Article Fourth of the Certificate of Incorporation of the Corporation be, and it hereby is amended to read in its entirety as follows:

FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is One Hundred Thousand (100,000) shares of Common Stock. par value $.01 per share.

IN WITNESS WHEREOF, we have signed this Certificate on the 3rd day of October, 1996.

/s/ Harold S. Handelsman
Harold S. Handelsman, Director

/s/ Mark S. Hoplamazian
Mark S. Hoplamazian, Director

/s/ Kenneth R. Posner
Kenneth R. Posner, Director

SECRETARY OF STATE

DIVISION OF CORPORATIONS

FILED 08:30 AM 10/08/1996

960291877- 2662911

CERTIFICATE OF MERGER

OF

BAKER TANKS, INC.,

a California corporation

BAKER TANKS CONTINENTAL, INC.,

a California corporation

AND

BAKER TANKS GULF SOUTH, INC.,

a California corporation

INTO

HYATT TANKS, INC.,

a Delaware corporation

WITH SUBSEQUENT NAME CHANGE TO

BAKER TANKS, INC.,

a Delaware corporation

1. The constituent business corporations participating in the merger herein certified are:

a.	Baker Tanks, Inc., which is incorporated under the laws of the State of California;

b.	Baker Tanks Continental, Inc., which is incorporated under the laws of the State of California;

c.	Baker Tanks Gulf South, Inc., which is incorporated under the laws of the State of California, and

d.	Hyatt Tanks, Inc., which is incorporated under the laws of the State of Delaware.

2. An Agreement and Plan of Merger has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 252 of the General Corporation Law of the State of Delaware, to wit, by Baker Tanks, Inc., a California corporation, Baker Tanks Continental,

Inc., a California corporation and Baker Tanks Gulf South, Inc., a California corporation in accordance with the laws of the State of California, and by Hyatt Tanks, Inc., a Delaware corporation, in the same manner as is provided in Section 251 of the General Corporation Law of the State of Delaware.

3. The name of the surviving corporation in the merger herein certified is Hyatt Tanks, Inc., which shall hereinwith be changed to Baker Tanks. Inc., a Delaware corporation, upon the effective date of said merger, pursuant to the provisions of the General Corporation Law of the State of Delaware.

4. The Certificate of Incorporation of Hyatt Tanks, Inc., a Delaware corporation, as now in force and effect and as amended from time to time, shall continue to be the Certificate of Incorporation of said surviving corporation, except that the First Article thereof is hereby amended and changed so as to read as follows at the effective time of the merger:

“FIRST: The name of the corporation (hereinafter referred to as the ‘corporation’) is: Baker Tanks, Inc.”

and said Certificate of Incorporation as herein amended and changed shall continue to be the Certificate of lncorporation of said surviving corporation until amended and changed pursuant to the provisions of the General Corporation Law of the State of Delaware.

5. The executed Agreement and Plan of Merger between the aforesaid constituent corporations is on file at the principal place of business of the aforesaid surviving corporation, the address of which is as follows:

19618 S. Susana Road

Rancho Dominguez, CA 90221

6. A copy of the aforesaid Agreement and Plan of Merger will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

7. The authorized capital stock of Baker Tanks, Inc., a California corporation, consists of 200,000 shares of common stock without par value. The authorized capital stock of Baker Tanks Continental, Inc. consists of 1,000 shares of common stock without par value. The authorized capital stock of Baker Tanks Gulf South, Inc. consists of 5,000 shares of common stock without par value.

SIGNATURE PAGE FOLLOWS

Dated: October 7, 1996	HYATT TANKS, INC., a Delaware corporation

	By:	/s/ John Stellato
	Its:	Secretary
JOHN STELLATO

Dated: , 1996	BAKER TANKS, INC., a California corporation

	By:	/s/ James N. Holmes
JAMES N. HOLMES

Dated: , 1996	BAKER TANKS CONTINENTAL, INC., a California corporation

	By:	/s/ James N. Holmes
JAMES N. HOLMES

Dated: , 1996	BAKER TANKS GULF SOUTH, INC., a California corporation

	By:	/s/ James N. Holmes
	Its:	President
JAMES N. HOLMES

State of Delaware

Secretary of State

Division of Corporations

Delivered 09:21 PM 12/08/2003

FILED 05:26 PM 12/08/2003

SRV 030786S51—26629 1 FILE

CERTIFICATE OF OWNERSHIP AND MERGER

OF

BAKER TANKS MFG., INC.

WITH AND INTO

BAKER TANKS, INC.

The undersigned corporation, organized and existing under and by virtue of the Delaware General Corporation Law, as amended (the “DGCL”) DOES HEREBY CERTIFY:

FIRST: ·That the name and state of incorporation of each of the constituent corporations in the merger (the “Merger”) are:

NAME	STATE OF INCORPORATION
Baker Tanks, Inc. (“Parent”)	Delaware
Baker Tanks Mfg., Inc. (“Subsidiary”)	Delaware

SECOND: The Parent owns all of the outstanding shares of the capital stock of the Subsidiary.

THIRD: The Parent and the Subsidiary, by joint unanimous written consent of the members of their respective Boards of Directors, duly adopted on Dec 8, 2003, pursuant to the provisions of DGCL §§ 14l(f) and 253, determined to merge the Subsidiary with and into the Parent pursuant to the following resolutions:

RESOLVED, that the Merger be, and it is hereby, authorized, adopted and approved for all purposes and in all respects;

RESOLVED, that the Certificate of Incorporation of the Parent in effect on the effective date of the Merger shall be the Certificate of Incorporation of the surviving corporation to remain unchanged until amended in accordance with the provisions thereof and applicable law;

RESOLVED, that for federal income tax purposes, this Joint Unanimous Written Consent is intended to qualify as the adoption by Parent, as the sole shareholder of Subsidiary, and Subsidiary of a plan of liquidation of Subsidiary within the meaning of Section 332 of the Internal Revenue Code of 1986, as amended;

RESOLVED, that prior to the effective time of the Merger, Parent shall contribute the Intercompany Debt to Subsidiary as additional paid-in capital and shall take any actions necessary to effect and evidence such contribution;

RESOLVED, that pursuant to the Merger, all of the assets and liabilities of Subsidiary will be acquired by Parent in complete redemption and cancellation of the stock of Subsidiary;

RESOLVED, that upon the effective date of the Merger, each then issued and outstanding share of the Subsidiary’s common stock shall, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled for no consideration and shall cease to be issued and outstanding;

RESOLVED, that the Merger shall be effective upon filing with the Secretary of State of the State of Delaware;

RESOLVED, that each officer of the Parent be, and each is hereby, authorized and directed to make and execute a Certificate of Ownership and Merger setting forth a copy of these resolutions and to cause the same to be filed with the Delaware Secretary of State and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anyway necessary or proper to effect the Merger;

RESOLVED, that each officer of the Parent or Subsidiary be, and each is hereby, authorized and directed to execute, deliver and file any additional documents, instruments and agreements, and take such further actions, as any such officer, in such officer’s sole discretion, deems necessary, desirable or appropriate in order to consummate the matters authorized in these resolutions;

FOURTH: Anything herein or elsewhere to the contrary notwithstanding, the Merger may be amended or terminated and abandoned by the Board of Directors of the Parent at any time prior to the time that this Certificate being filed with the Secretary of State becomes effective.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed on this 8th day of December 2003.

BAKER TANKS, INC:

By:	/s/ John E. Stellato
John E. Stellato

3

State of Delaware

Secretary of State

Division of Corporations

Delivered 01:53PM 01/30/2004

FILED 01:53PM 01/30/2004

SRV 040066478—2662911 FILE

CERTIFICATE OF MERGER

of

BAKER TANKS MERGER COMPANY,

a Delaware corporation,

with and into

BAKER TANKS, INC.,

a Delaware corporation

Pursuant to Section 251 of the Delaware General Corporation Law, the undersigned surviving corporation submits this Certificate of Merger for filing and certifies that:

FIRST: The constituent corporations participating in the merger herein certified are:

(i)	Baker Tanks, Inc., which is incorporated under the laws of the State of Delaware, and

(ii)	Baker Tanks Merger Company, which is incorporated under the laws of the State of Delaware.

SECOND: An agreement of merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the provisions of Section 251 of the Delaware General Corporation Law.

THIRD: The name of the surviving corporation to the merger herein certified is Baker Tanks, Inc., which will continue its existence as said surviving corporation under its present name upon the effective date of the merger herein certified pursuant to the provisions of the Delaware General Corporation Law.

FOURTH: The Certificate of Incorporation of Baker Tanks, Inc., as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and modified as provided therein or pursuant to the provisions of the Delaware General Corporation Law.

FIFTH: The executed agreement of merger is on file at the office of Baker Tanks, Inc., the surviving corporation, which office is located at 3020 Old Ranch Parkway, Suite 220, Seal Beach, California 90740-2751.

SIXTH: A copy of the agreement of merger will be furnished by Baker Tanks, Inc., the surviving corporation, on request and without cost, to any stockholder of either constituent corporation.

IN WITNESS WHEREOF, this Certificate of Merger has been duly executed as of the 30th day of January, 2004, and is being filed in accordance with Section 103 of the Delaware General Corporation Law by an authorized person of the surviving corporation.

BAKER TANKS, INC.

/s/ Bruce Lux
By: Bruce Lux
Its: Vice President, Chief Financial Officer and Assistant Secretary

2

State of Delaware

Secretary of State

Division of Corporations

Delivered 02:22 PM 03/30/2007

FILED 02:16 PM 03/30/2007

SRV 070383237—2662911 FILE

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF

BAKER TANKS, INC.

Baker Tanks, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1. The name of the Corporation is Baker Tanks, Inc.

2. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware under the name Hyatt Tanks, Inc. on September 13, 1996 (such certificate as amended from time to time, the “Certificate of Incorporation”).

3. This Certificate of Amendment, which amends the Certificate of Incorporation, was duly adopted in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware.

4. Article First of the Certificate of Incorporation is hereby amended to read in its entirety as follow:

“FIRST: The name of the Corporation is BakerCorp”

5. This Certificate of Amendment shall be effective as of the date of its filing with the Secretary of State of the State of Delaware.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned, as a duly authorized officer of the Corporation, has executed this Certificate of Amendment on March 30, 2007.

/s/ Bryan Livingston
Name: Bryan Livingston Title: President & CEO

            State of Delaware

            Secretary of State

      Division of Corporations

Delivered 02:22 PM 03/30/2007

  FILED 02:22 PM 03/30/2007

SRV 070383274—2662911 FILE

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

THE ANDRESS WALSH COMPANY

WITH AND INTO

BAKERCORP

Pursuant to Section 253 of the

General Corporation of Law of the State of Delaware

BakerCorp, a Delaware corporation (the “Corporation”), does hereby certify to the following facts relating to the merger (the “Merger”) of The Andress Walsh Company, a Texas corporation (the “Subsidiary”), with and into the Corporation, with the Corporation remaining as the surviving corporation:

FIRST: That the Corporation is incorporated pursuant to the General Corporation Law of the State of Delaware (the “DGCL”). The Subsidiary is incorporated pursuant to the Texas Business Corporations Act.

SECOND: That the Corporation owns all of the outstanding shares of common stock of the Subsidiary (the “Common Stock”) and that no other shares of capital stock of the Subsidiary are currently issued and outstanding. The shares of Common Stock owned by the Corporation constitute all of the outstanding shares of the Subsidiary entitled to vote on a merger of the Subsidiary.

THIRD: That the Corporation, by the following resolutions of its Board of Directors, duly adopted by unanimous written consent and filed with the minutes of the Board of Directors, pursuant to Section 141(f) of the DGCL on the date hereof, determined to merge Subsidiary with and into itself:

RESOLVED, that the Board of Directors of the Corporation hereby declares the merger between The Andress Walsh Company, a Texas corporation (“AWC”), and the Corporation, pursuant to which AWC will merge with and into the Corporation, with the Corporation being the surviving corporation, advisable and in the best interests of the Corporation and its stockholders; and it is further

RESOLVED, that pursuant to Section 253 of the DGCL, AWC shall be merged into the Corporation (the “AWC Merger”) with the effects as provided in the applicable provisions of the DGCL, including that the Corporation shall possess all rights, privileges, powers and franchises, and shall be subject to all restrictions, disabilities and duties, of the Corporation and AWC and that the separate existence of AWC shall cease and the Corporation shall continue as the surviving corporation (the “Surviving Corporation”) of the AWC Merger; and it is further

RESOLVED, that the AWC Merger shall be effective upon the filing of a Certificate of Ownership and AWC Merger (the “AWC Merger Certificate”) with the Secretary of State of Delaware (such date and time being hereinafter referred to as the “AWC Merger Effective Time”); and it is further

RESOLVED, that at the AWC Merger Effective Time, the Amended and Restated Certificate of Incorporation of the Corporation as in effect immediately prior to the AWC Merger Effective Time shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation; and it is further

RESOLVED, that at the AWC Merger Effective Time the By-Laws of the Corporation as in effect immediately prior to the AWC Merger Effective Time shall continue in full force and effect as the By-Laws of the Surviving Corporation; and it is further

RESOLVED, that the officers of the Corporation as they exist at the AWC Merger Effective Time shall be the officers of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified; and it is further

RESOLVED, that the Directors of the Corporation as they exist at the AWC Merger Effective Time shall be the directors of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified; and it is further

RESOLVED, that at the AWC Merger Effective Time, each share of common stock of AWC issued and outstanding immediately prior to the AWC Merger Effective Time and all rights in respect thereof shall, by virtue of the AWC Merger and without any action on the part of AWC, the Corporation or the holder thereof, forthwith cease to exist; and it is further

RESOLVED, that by virtue of the AWC Merger and without any action on the part of the holder thereof, each then outstanding share of common stock of the Corporation shall remain unchanged and continue to remain outstanding as one share of common stock of the Corporation, held by the person who was the holder of such share of common stock of the Company immediately prior to the AWC Merger; and it is further

RESOLVED, that by virtue of the AWC Merger and without any action on the part of the holder thereof, each then outstanding share of common stock of AWC shall be cancelled and no consideration shall be issued in respect thereof; and it is further

RESOLVED, the AWC Merger shall be treated as a liquidation of the Subsidiary into Corporation under Section 332 of the Internal Revenue Code of 1986, as amended (the “Code”); and it is further

RESOLVED, that the AWC Merger is hereby approved and adopted as a plan of liquidation for purposes of Section 332 of the Code.

RESOLVED, that each officer of the Corporation be, and each hereby is, directed to make and execute such documentation as may be necessary to effectuate the AWC Merger, including the AWC Merger Certificate, and to cause the AWC Merger Certificate to be filed with the Secretary of State of Delaware and to do all acts and things whatsoever, whether within or without the State of Delaware, that may be in any way necessary or proper to effect the AWC Merger; and it is further

RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized, empowered and directed, in the name of and on behalf of the Corporation, to do and perform, or cause to be done and performed, any and all such acts, deeds and things, to make, execute and deliver, or cause to be made, executed and delivered, any and all instruments, certificates, documents and agreements and to take any and all actions as may be necessary or in their opinion desirable to carry into effect the intent and purpose of the foregoing resolutions and the transactions contemplated thereby, and the execution by such officers of any such agreement, undertaking, document, instrument or certificate or the payment of any such fees and expenses or the engagement of such persons or the doing by them of any act in connection with the foregoing matters shall conclusively establish their authority therefore and the approval and ratification of the agreements, undertakings, documents, instruments or certificates so executed, the expenses so paid and the actions so taken; and be it further

RESOLVED, that any and all acts, transactions, agreements, certificates, statements, reports, documents, instruments or papers previously signed on behalf of the Corporation by any director or officer of the Corporation in connection with or in furtherance of the foregoing be, and they hereby are, in all respects approved and ratified as the true acts and deeds of the Corporation with the same force and effect as if each such act, transaction, agreement or certificate had been specifically authorized in advance by resolution of the Board of Directors and that director or officer did execute the same.

IN WITNESS WHEREOF, BakerCorp has caused this Certificate to be executed as of the 30th day of March, 2007.

BAKERCORP

By:	Bryan Livingston
Name: Bryan Livingston Title: President & CEO

             State of Delaware

             Secretary of State

        Division of Corporations

Delivered 02:22 PM 03/30/2007

  FILED 02:23 PM 03/30/2007

SRV 070383279 – 2662911 FILE

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

BAKER FILTRATION, INC.

WITH AND INTO

BAKERCORP

Pursuant to Section 253 of the

General Corporation of Law of the State of Delaware;

BakerCorp, a Delaware corporation (the “Corporation”), does hereby certify to the following facts; relating to the merger (the “Merger”) of Baker Filtration, Inc., a California corporation (the “Subsidiary”), with and into the Corporation, with the Corporation remaining as the surviving corporation:

FIRST: That the Corporation is incorporated pursuant to the General Corporation Law of the State of Delaware (the “DGCL”). The Subsidiary is incorporated pursuant to the DGCL.

SECOND: That the Corporation owns all of the outstanding shares of common stock of the Subsidiary (the “Common Stock”) and that no other shares of capital stock of the Subsidiary are currently issued and outstanding. The shares of Common Stock owned by the Corporation constitute all of the outstanding shares of the Subsidiary entitled to vote on a merger of the Subsidiary.

THIRD: That the Corporation, by the following resolutions of its Board of Directors, duly adopted by unanimous written consent and filed with the minutes of the Board of Directors, pursuant to Section 141(f) of the DGCL on the date hereof, determined to merge Subsidiary with and into itself:

RESOLVED, that the Board of Directors of the Corporation hereby declares the merger between Baker Filtration, Inc., a California corporation (“Baker Filtration”), and the Corporation, pursuant to which Baker Filtration will merge with and into the Corporation, with the Corporation being the surviving corporation, advisable and in the best interests of the Corporation and its stockholders; and it is further

RESOLVED, that pursuant to Section 253 of the DGCL, Baker Filtration shall be merged into the Corporation (the “Baker Filtration Merger”) with the effects as provided in the applicable provisions of the DGCL, including that the Corporation shall possess all rights, privileges, powers and franchises, and shall be subject to all restrictions, disabilities and duties, of the Corporation and Baker Filtration and that the separate existence of Baker Filtration shall cease and the Corporation shall continue as the surviving corporation (the “Surviving Corporation”) of the Baker Filtration Merger; and it is further

RESOLVED, that the Baker Filtration Merger shall be effective upon the filing of a Certificate of Ownership and Baker Filtration Merger (the “Baker Filtration Merger Certificate”) with the Secretary of State of Delaware (such date and time being hereinafter referred to as the “Baker Filtration Merger Effective Time”); and it is further

RESOLVED, that at the Baker Filtration Merger Effective Time, the Amended and Restated Certificate of Incorporation of the Corporation as in effect immediately prior to the Baker Filtration Merger Effective Time shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation; and it is further

RESOLVED, that at the Baker Filtration Merger Effective Time the By-Laws of the Corporation as in effect immediately prior to the Baker Filtration Merger Effective Time shall continue in full force and effect as the By-Laws of the Surviving Corporation; and it is further

RESOLVED, that the officers of the Corporation as they exist at the Baker Filtration Merger Effective Time shall be the officers of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified; and it is further

RESOLVED, that the Directors of the Corporation as they exist at the Baker Filtration Merger Effective Time shall be the directors of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified; and it is further

RESOLVED, that at the Baker Filtration Merger Effective Time, each share of common stock of Baker Filtration issued and outstanding immediately prior to the Baker Filtration Merger Effective Time and all rights in respect thereof shall, by virtue of the Baker Filtration Merger and without any action on the part of Baker Filtration, the Corporation or the holder thereof, forthwith cease to exist; and it is further

RESOLVED, that by virtue of the Baker Filtration Merger and without any action on the part of the holder thereof, each then outstanding share of common stock of the Corporation shall remain unchanged and continue to remain outstanding as one share of common stock of the Corporation, held by the person who was the holder of such share of common stock of the Company immediately prior to the Baker Filtration Merger, and it is further

RESOLVED, that by virtue of the Baker Filtration Merger and without any action on the part of the holder thereof, each then outstanding share of common stock of Baker Filtration shall be cancelled and no consideration shall be issued in respect thereof; and it is further

RESOLVED, the Baker Filtration Merger shall be treated as a liquidation of the Subsidiary into Corporation under Section 332 of Code; and it is further

RESOLVED, that the Baker Filtration Merger is hereby approved and adopted as a plan of liquidation for purposes of Section 332 of the Code.

RESOLVED, that each officer of the Corporation be, and each hereby is, directed to make and execute such documentation as may be necessary to effectuate the Baker Filtration Merger, including the Baker Filtration Merger Certificate, and to cause the Baker Filtration Merger Certificate to be filed with the Secretary of State of Delaware and to do all acts and things whatsoever, whether within or without the State of Delaware, that may be in any way necessary or proper to effect the Baker Filtration Merger; and it is further

RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized, empowered and directed, in the name of and on behalf of the Corporation, to do and perform, or cause to be done and performed, any and all such acts, deeds and things, to make, execute and deliver, or cause to be made, executed and delivered, any and all instruments, certificates, documents and agreements and to take any and all actions as may be necessary or in their opinion desirable to carry into effect the intent and purpose of the foregoing resolutions and the transactions contemplated thereby; and the execution by such officers of any such agreement, undertaking, document, instrument or certificate or the payment of any such fees and expenses or the engagement of such persons or the doing by them of any act in connection with the foregoing matters shall conclusively establish their authority therefor and the approval and ratification of the agreements, undertakings, documents, instruments or certificates so executed, the expenses so paid and the actions so taken; and be it further

RESOLVED, that any and all acts, transactions, agreements, certificates, statements, reports, documents, instruments or papers previously signed on behalf of the Corporation by any director or officer of the Corporation in connection with or in furtherance of the foregoing be, and they hereby are, in all respects approved and ratified as the true acts and deeds of the Corporation with the same force and effect as if each such act, transaction, agreement or certificate had been specifically authorized in advance by resolution of the Board of Directors and that director or officer did execute the same.

IN WITNESS WHEREOF, BakerCorp has caused this Certificate to be executed as of the 30th day of March, 2007.

BAKERCORP

By:	/s/ Bryan Livingston
Name: Bryan Livingston Title: President & CEO

State of Delaware

Secretary of State

Division of Corporations

Delivered 06:18 PM 04/03/2008

FILED 05:51 PM 04/ 03/2008

SRV 080393157—2662911 FILE

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

CORMIER SHORING & EQUIPMENT COMPANY, INC.

WITH AND INTO BAKERCORP

Pursuant to Section 253 of the

General Corporation of Law of the State of Delaware

BakerCorp, a Delaware corporation (the “Corporation”), does hereby certify to the following facts relating to the merger (the “Merger”) of Cormier Shoring & Equipment Company, Inc., a Louisiana corporation (the “Subsidiary”), with and into the Corporation, with the Corporation remaining as the surviving corporation:

FIRST: That the Corporation is incorporated pursuant to the General Corporation Law of the State of Delaware (the “DGCL”). The Subsidiary is incorporated pursuant to the Louisiana Business Corporation Law (the “LBCL”).

SECOND: That the Corporation owns all of the outstanding shares of common stock of the Subsidiary (the “Common Stock”) and that no other shares of capital stock of the Subsidiary are currently issued and outstanding. The shares of Common Stock owned by the Corporation constitute all of the outstanding shares of the Subsidiary entitled to vote on a merger of the Subsidiary.

THIRD: That the Corporation, by the following resolutions of its Board of Directors, duly adopted by unanimous written consent and filed with the minutes of the Board of Directors, pursuant to Section 141(f) of the DGCL on February 22, 2008, determined to merge Subsidiary with and into itself:

WHEREAS, the Board of Directors of the Corporation have reviewed the terms of the proposed merger between Cormier Shoring & Equipment Company, Inc., a Louisiana corporation (the “Subsidiary”), and the Corporation, pursuant to which Subsidiary will merge with and into the Corporation, with the Corporation being the surviving corporation; and it is

NOW THEREFORE, BE IT

RESOLVED, that the Board of Directors of the Corporation hereby declares the merger between the Subsidiary, and the Corporation, pursuant to which the Subsidiary will merge with and into the Corporation, with the Corporation being the surviving corporation, advisable and in the best interests of the Corporation and its stockholders; and it is further

RESOLVED, that pursuant to Section 253 of the DGCL and Section 12:112 of the Louisiana Business Corporation Law (the “LBCL”), the Subsidiary shall be merged into the Corporation (the “Merger”) with the effects as provided in the applicable provisions of the DGCL and LBCL, including that the Corporation shall possess all rights, privileges, powers and franchises, and shall be subject to all restrictions, disabilities and duties, of the Corporation and the Subsidiary and that the separate existence of the Subsidiary shall cease and the Corporation shall continue as the surviving corporation (the “Surviving Corporation”) of the Merger; and it is further

RESOLVED, that the Merger shall be effective upon the filing of a Certificate of Ownership and Merger (the “Merger Certificate”) with the Secretary of State of Delaware and the Secretary of State of Louisiana (such date and time being hereinafter referred to as the “Merger Effective Time”); and it is further

RESOLVED, that at the Merger Effective Time, the Certificate of Incorporation of the Corporation as in effect immediately prior to the Merger Effective Time shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation; and it is further

RESOLVED, that at the Merger Effective Time the By-Laws of the Corporation as in effect immediately prior to the Merger Effective Time shall continue in full force and effect as the By-Laws of the Surviving Corporation; and it is further

RESOLVED, that the officers of the Corporation as they exist at the Merger Effective Time shall be the officers of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified; and it is further

RESOLVED, that the Directors of the Corporation as they exist at the Merger Effective Time shall be the directors of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified; and it is further

RESOLVED, that at the Merger Effective Time, each share of common stock of the Subsidiary issued and outstanding immediately prior to the Merger Effective Time and all rights in respect thereof shall, by virtue of the Merger and without any action on the part of the Subsidiary, the Corporation or the holder thereof, forthwith cease to exist; and it is further

RESOLVED, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of common stock of the Corporation shall remain unchanged and continue to remain outstanding as one share of common stock of the Corporation, held by the person who was the holder of such share of common stock of the Company immediately prior to the Merger; and it is further

RESOLVED, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of common stock of the Subsidiary shall be cancelled and no consideration shall be issued in respect thereof; and it is further

RESOLVED, the Merger shall be treated as a liquidation of the Subsidiary into the Corporation under Section 332 of the Internal Revenue Code of 1986, as amended (the “Code”); and it is further

RESOLVED, that the Merger is hereby approved and adopted as a plan of liquidation for purposes of Section 332 of the Code; and it is further

RESOLVED, that each officer of the Corporation be, and each hereby is, directed to make and execute such documentation as may be necessary to effectuate the Merger, including the Merger Certificate, and to cause the Merger Certificate to be filed with the Secretary of State of Delaware and the Secretary of State of Louisiana and to do all acts and things whatsoever, whether within or without the State of Delaware and the State of Louisiana, that may be in any way necessary or proper to effect the Merger; and it is further

RESOLVED, that a copy of the Merger Certificate certified by the Secretary of State of Louisiana shall be filed with the Recorder of Conveyances in each parish in which any corporation has immovable property, title to which will be transferred as a result of the merger; and it is further

RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized, empowered and directed, in the name of and on behalf of the Corporation, to do and perform, or cause to be done and performed, any and all such acts, deeds and things, to make, execute and deliver, or cause to be made, executed and delivered, any and all instruments, certificates, documents and agreements and to take any and all actions as may be necessary or in their opinion desirable to carry into effect the intent and purpose of the foregoing resolutions and the transactions contemplated thereby; and the execution by such officers of any such agreement, undertaking, document, instrument or certificate or the payment of any such fees and expenses or the engagement of such persons or the doing by them of any act in connection with the foregoing matters shall conclusively establish their authority therefor and the approval and ratification of the agreements, undertakings, documents, instruments or certificates so executed, the expenses so paid and the actions so taken; and be it further

RESOLVED, that any and all acts, transactions, agreements, certificates, statements, reports, documents, instruments or papers previously signed on behalf of the Corporation by any director or officer of the Corporation in connection with or in furtherance of the foregoing be, and they hereby are; in all respects approved and ratified as the true acts and deeds of the Corporation with the same force and effect as if each such act, transaction, agreement or certificate had been specifically authorized in advance by resolution of the Board of Directors and that director or officer did execute the same.

IN WITNESS WHEREOF, BakerCorp has caused this Certificate to be executed as of the 22nd day of February, 2008.

BAKERCORP

By:	/s/ Bryan Livingston
Name: Bryan Livingston Title: President & CEO

CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE

AND OF REGISTERED AGENT

BAKERCORP

It is hereby certified that:

1. The name of the corporation (hereinafter called the “corporation”) is: BAKERCORP.

2. The registered office of the corporation within the State of Delaware is hereby changed to 2711 Centerville Road, Suite 400, City of Wilmington 19808, County of New Castle.

3. The registered agent of the corporation within the State of Delaware is hereby changed to Corporation Service Company the business office of which is identical with the registered office of the corporation as hereby changed.

4. The corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

Executed on May 6, 2008.

Signature:	/s/ Shanen Foye
Name:	Shanen Foye
Title:	Controller & Secretary

State of Delaware

Secretary of State

Division of Corporations

Delivered 09:28AM 05/12/2008

FILED 08:33 AM 05/12/2008

SRV 080529692—2662911 FILE